EXHIBIT 99.1

MercadoLibre, Inc. Reports Financial Results for First Quarter 2009

    Q1'09 Revenue Increases by 12% Year-Over-Year to $32.3 Million

    Q1'09 Net Income Increases by 161% Year-Over-Year to $5.4 Million

                 Q1'09 Earnings Per Share of $0.12

BUENOS AIRES, Argentina, May 6, 2009 (GLOBE NEWSWIRE) -- MercadoLibre, Inc. (Nasdaq:MELI) (http://www.mercadolibre.com), host of the largest online commerce platform in Latin America, today reported financial results for the first quarter ended March 31, 2009.

Marcos Galperin, President and Chief Executive Officer of MercadoLibre, Inc., commented, "We are pleased that we have continued our strong positive momentum into 2009 and are very encouraged by our performance. We have been particularly gratified with the continued growth in successful items, which has consistently accelerated over the past 4 quarters, as this is a key to the ongoing success of our company. As we move forward, we plan to continue our focus on a number of important initiatives that will enable us to continue enhancing our platform and further elevate the user experience as we drive long-term growth."

Financial Results

First Quarter 2009 Financial Results Summary

MercadoLibre reported consolidated net revenues for the three months ended March 31, 2009 of $32.3 million, representing a year-over-year growth rate of 12.1%.

Revenue growth was driven by increased consumer demand for both the MercadoLibre Marketplace and MercadoPago Payments offerings. Successful items on MercadoLibre grew 29.4%, gross merchandise volume in local currencies grew 40.7% and total payments volume in local currencies grew 31.9% year over year, despite a weaker macroeconomic environment throughout Latin America. Marketplace revenue grew 10.5% to $26.0 million from $23.5 million in the prior year quarter and Payments revenue grew 18.8% to $6.4 million from $5.4 million in the prior year first quarter, both impacted by weakened local currency exchange rates against the U.S. dollar. Local currency consolidated net revenues for the first quarter of 2009 grew 36.9% over the same quarter of 2008.

First quarter 2009 gross profit margin increased slightly to 79.5% when compared to 79.1% for the first quarter of 2008. Gross profit grew 12.6% to $25.7 million from $22.8 million in the prior year quarter.

Income from operations grew 3.4% to $6.8 million in the first quarter of 2009 compared to $6.5 million in the first quarter of 2008. Operating income margin for the first quarter of 2009 was 20.9%, a decrease from 22.7% for the same period one year earlier.

Income from operations was negatively impacted by $2.0 million from the re-measurement of U.S. dollar denominated expenses in the company's Venezuelan subsidiaries, of which $0.5 million were recorded as cost of net revenues and $1.6 million as operating expenses, and by $0.4 million incurred in withholding taxes in Brazil and Mexico.

Net income for the three-month period ending March 31, 2009 was $5.4 million, an increase of 160.7% over the $2.1 million of net income for the same period of 2008. Net income margin was 16.7% for the quarter compared to 7.2% for the same quarter during 2008. Net income for the first quarter 2009, measured in local currencies, grew 198.4% over the same period one year earlier. Net Income, or Earnings, per share for the quarter were $0.12.

The blended tax rate for the first quarter of 2009 fell to 23.7% versus a blended tax rate of 58.1% for the first quarter of 2008 as a consequence of certain non recurring items and improvements in the company's tax planning.

Foreign currency gains for the first quarter of 2009 were $1.9 million, versus a loss of $1.0 million for the prior year period. Foreign exchange gains were primarily a consequence of the appreciation of U.S. dollar denominated assets, and of the re-measurement of U.S. dollar denominated accounts payable in Venezuela being recognized as either cost of net revenues or operational expenses in 2009, instead of being reported as foreign currency losses as was the case in the first quarter of 2008.

Key Performance Metrics

The following table summarizes certain key performance metrics for the three months ended March 31, 2008 and 2009.

                                                    Three Months
                                                   ended March 31,
                                             -------------------------
 (in millions)                                 2008     2009    % YoY
                                                                growth
                                             -------------------------
 Total confirmed registered users at end
  of period                                    26.5     35.7     34.6%
 New confirmed registered users
  during period                                 1.6      1.9     20.2%
 Gross merchandise volume during period      $449.7   $520.9     15.8%
 Successful items during period                 4.6      6.0     29.4%
 ---------------------------------------------------------------------
 Total payment volume during period          $ 52.3   $ 53.2      1.6%
 Total payment transactions during period       0.4      0.5     27.6%
 ---------------------------------------------------------------------

Conference Call and Webcast

MercadoLibre will host a conference call and audio webcast on May 6, 2009 at 4:30 p.m. Eastern Time. The conference call may be accessed by dialing 719-325-4766 and requesting inclusion in the call for MercadoLibre. The live conference call can be accessed via audio webcast at the investor relations section of the Company's website, at http://investor.mercadolibre.com. An archive of the webcast will be available for one week following the conclusion of the conference call.

Non-GAAP Financial Measures

This press release includes financial measures defined as "non-GAAP financial measures" by the Securities and Exchange Commission (SEC). See "Non-GAAP Measures of Financial Performance" for more information about these measures.

Definition of Selected Operational Metrics

New confirmed registered users -- Measure of the number of new users who have registered on the MercadoLibre Marketplace and confirmed their registration.

Total confirmed registered users -- Measure of the cumulative number of users who have registered on the MercadoLibre Marketplace and confirmed their registration.

Gross merchandise volume -- Measure of the total U.S. dollar sum of all transactions completed through the MercadoLibre Marketplace, excluding motor vehicles, vessels, aircraft, real estate, and services.

Successful items -- Measure of the number of items sold/purchased through the MercadoLibre Marketplace.

Total payment volume -- Measure of total U.S. dollar value of all transactions paid for using MercadoPago.

Total payment transactions -- Measure of the total number of transactions paid for using MercadoPago.

Gross profit margin -- Defined as gross profit as a percentage of net revenues.

Operating margin -- Defined as income from operations as a percentage of net revenues.

Net Income margin -- Defined as net income as a percentage of net revenues.

Blended tax rate -- Defined as income and alternative income taxes plus deferred income tax as a percentage of pre-tax income.

Effective tax rate -- Defined as the provision for income taxes as a percentage of pre-tax income.

Local currency financial metric growth -- Calculated by using the average monthly exchange rates for each month during 2008 and applying them to the corresponding months in 2009, so as to calculate what financial results would have been had exchange rates remained stable from one year to the next.

About MercadoLibre

MercadoLibre is the largest online commerce platform in Latin America. We are market leaders in e-commerce in each of Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru, Uruguay and Venezuela, based on unique visitors and page views during 2008. Additionally, we have recently launched online trading platforms in Costa Rica, the Dominican Republic and Panama. With a population of over 550 million people and a region with one of the world's fastest-growing Internet penetration rates, we provide buyers and sellers a robust online trading environment that fosters the development of a large and growing e-commerce community. We offer a technological and commercial solution that addresses the distinctive cultural and geographic challenges of operating an online trading platform in Latin America.

The MercadoLibre, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4193

Forward-Looking Statements

Any statements contained in this press release that are not statements of historical fact, including statements about the company's beliefs and expectations, are forward-looking statements and should be evaluated as such. Such forward-looking statements reflect, among other things, the company's current expectations, plans, projections and strategies, anticipated financial results, future events and financial trends affecting the company's business, all of which are subject to known or unknown risk and uncertainties that may cause the company's actual results to differ materially from those expressed or implied by these forward-looking statements, including general market conditions, adverse changes in the company's markets and other risks disclosed in the company's filings with the Securities and Exchange Commission. Because of the risks, uncertainties and assumptions, investors should not place undue reliance on any forward-looking statements.

Financial Tables

                  Condensed Consolidated Balance Sheets

                                          March 31,      December 31,
                                             2009            2008
                                         -------------   -------------
                                          (Unaudited)      (Audited)
                       Assets

 Current assets:
   Cash and cash equivalents             $ 17,006,309    $ 17,474,112
   Short-term investments                  29,354,094      31,639,400
   Accounts receivable, net                 3,481,627       3,856,392
   Funds receivable from customers          3,209,827       2,322,416
   Prepaid expenses                           804,176         426,869
   Deferred tax assets                      1,118,510       1,628,871
   Other assets                             2,299,824       2,953,164
                                         -------------   -------------
     Total current assets                  57,274,367      60,301,224
 Non-current assets:
   Long-term investments                   13,763,469       9,218,153
   Property and equipment, net              6,730,431       5,940,160
   Goodwill and intangible assets, net     71,431,003      72,911,546
   Deferred tax assets                         12,708          14,270
   Other assets                            11,686,512       8,353,396
                                         -------------   -------------
     Total non-current assets             103,624,123      96,437,525

     Total assets                        $160,898,490    $156,738,749
                                         =============   =============

    Liabilities and Shareholders' Equity

 Current liabilities:
   Accounts payable and accrued expenses $ 17,877,233    $ 16,941,173
   Funds payable to customers              16,034,604      14,727,891
   Social security payable                  3,538,167       4,387,943
   Taxes payable                            4,234,491       4,989,704
   Loans payable and other
    financial liabilities                  18,490,600      14,963,421
   Deferred tax liabilities                        --              --
   Other liabilities                               --              --
   Provisions                                 565,653         299,753
                                         -------------   -------------
     Total current liabilities             60,740,748      56,309,885
 Non-current liabilities:
   Social security payable                  1,144,606         339,854
   Loans payable                                   --       3,050,061
   Deferred tax liabilities                 2,370,161       2,556,120
   Other liabilities                        1,116,395       1,058,848
                                         -------------   -------------
     Total non-current liabilities          4,631,162       7,004,883
     Total liabilities                   $ 65,371,910    $ 63,314,768
                                         =============   =============

 Commitments and contingencies

 Shareholders' equity:

   Common stock, $0.001 par value,
    110,000,000 shares authorized,
    44,073,967 and 44,070,367 shares
    issued and outstanding at March 31,
    2009 and December 31, 2008,
    respectively                               44,074          44,071
   Additional paid-in capital             119,904,615     119,807,007
   Accumulated deficit                    (10,161,080)    (15,552,256)
   Accumulated other comprehensive loss   (14,261,029)    (10,874,841)
                                         -------------   -------------
     Total shareholders' equity            95,526,580      93,423,981
     Total liabilities and
      shareholders' equity               $160,898,490    $156,738,749
                                         =============   =============

                 Condensed Consolidated Statements of Income

                                          Three months ended March 31,
                                             2009            2008
                                         -------------   -------------
                                                  (Unaudited)

 Net revenues                            $ 32,322,501    $ 28,840,730
 Cost of net revenues                      (6,633,986)     (6,018,281)
                                         -------------   -------------
 Gross profit                              25,688,515      22,822,449

 Operating expenses:
   Product and technology development      (2,633,419)     (1,744,511)
   Sales and marketing                    (10,216,177)     (9,214,659)
   General and administrative              (6,071,375)     (4,947,604)
   Compensation Cost related
    to acquisitions                                --        (373,473)
                                         -------------   -------------
     Total operating expenses             (18,920,971)    (16,280,247)
                                         -------------   -------------
 Income from operations                     6,767,544       6,542,202
                                         -------------   -------------

 Other income (expenses):
   Interest income and other
    financial gains                           929,663         749,354
   Interest expense and other
    financial charges                      (2,510,184)     (1,362,800)
   Foreign currency gain / (loss)           1,875,486        (988,715)
                                         -------------   -------------
 Net income before income / asset
  tax expense                               7,062,509       4,940,041
                                         -------------   -------------

 Income / asset tax expense                (1,671,333)     (2,872,364)
                                         -------------   -------------
 Net income                              $  5,391,176    $  2,067,677
                                         =============   =============

                                          Three months ended March 31,
                                             2009            2008
                                         -------------   -------------
 Basic EPS
   Basic net income per common share     $       0.12    $       0.05
                                         =============   =============
   Weighted average shares                 44,069,134      44,227,460
                                         =============   =============

 Diluted EPS
   Diluted net income per common share   $       0.12    $       0.05
                                         =============   =============
   Weighted average shares                 44,130,866      44,368,011
                                         =============   =============

            Condensed Consolidated Statements of Cash Flows

                                         Three months ended March 31,
                                             2009            2008
                                         -------------   -------------
                                                  (Unaudited)
 Cash flows from operations:
   Net income                            $  5,391,176    $  2,067,677
   Adjustments to reconcile net income
    to net cash provided by
   operating activities:
     Depreciation and amortization            956,491         707,450
     Interest expense                         234,294              --
     Realized gains on investments           (365,117)       (555,455)
     Unrealized gains on investments               --         (82,368)
     Stock-based compensation expense -
      stock options                               436           1,224
     Stock-based compensation expense -
      restricted shares                        16,933          20,075
     LTRP accrued compensation                205,251              --
     Deferred income taxes                    462,974        (495,224)
     Changes in assets and liabilities,
      excluding the effect
      of acquisitions:
       Accounts receivable                   (592,602)        292,236
       Funds receivable from customers       (908,809)      3,880,478
       Prepaid expenses                      (393,388)     (3,673,183)
       Other assets                        (2,465,124)        273,814
       Accounts payable and
        accrued expenses                      613,690       3,533,141
       Funds payable to customers           1,322,085        (141,227)
       Provisions                             296,001        (383,137)
       Deferred tax liabilities              (185,959)      1,670,766
       Other liabilities                      (78,893)       (217,596)
                                         -------------   -------------
     Net cash provided by operating
      activities                            4,509,439       6,898,671
                                         -------------   -------------
 Cash flows from investing activities:
     Purchase of investments              (33,656,429)    (48,626,371)
     Proceeds from sale and maturity
      of investments                       31,222,728      63,604,369
     Payment for businesses acquired,
      net of cash acquired                         --     (16,824,065)
     Purchase of intangible assets           (918,479)         (7,344)
     Purchases of property and equipment   (1,738,040)     (1,139,166)
                                         -------------   -------------
       Net cash used in
        investing activities               (5,090,220)     (2,992,577)
                                         -------------   -------------
 Cash flows from financing activities:
     Decrease in short term debt              (57,175)     (6,216,965)
     Loans received                                --           9,018
     Stock options exercised                       --           4,502
     Issuance of common stock                       3              --
                                         -------------   -------------
 Net cash used in financing activities        (57,172)     (6,203,445)
                                         -------------   -------------
     Effect of exchange rate changes on
      cash and cash equivalents               170,150         567,871
                                         -------------   -------------
 Net decrease in cash and
  cash equivalents                           (467,803)     (1,729,480)
                                         -------------   -------------
 Cash and cash equivalents, beginning
  of the period                            17,474,112      15,677,407
                                         -------------   -------------
 Cash and cash equivalents, end
  of the period                          $ 17,006,309    $ 13,947,927
                                         =============   =============

             Condensed Consolidated Statements of Cash Flows

                                         Three months ended March 31,
                                             2009            2008
                                         -------------   -------------
                                                  (Unaudited)
 Supplemental cash flow information:
   Cash paid for interest                $  2,041,212    $    922,850
   Cash paid for income taxes            $  2,284,364    $  2,647,361

 Acquisition of Classified Media Group:
   Cash and cash equivalents             $         --    $    554,739
   Accounts receivable                             --          56,613
   Other current assets                            --         904,791
   Non current assets                              --         365,190
                                         -------------   -------------
   Total assets acquired                           --       1,881,333
                                         -------------   -------------
   Accounts payable and accrued expenses           --          69,516
   Taxes payable                                   --         459,462
   Social security payable                         --         243,141
   Non current liabilities                         --          14,000
   Provisions                                      --         408,336
                                         -------------   -------------
   Total liabilities assumed                       --       1,194,455
                                         -------------   -------------
   Net assets acquired                             --         686,878
                                         -------------   -------------
   Goodwill                                        --      13,037,504
   Trademarks                                      --       5,622,188
   Deferred Income Tax on Trademarks               --      (1,967,766)
                                         -------------   -------------
   Total purchase price                            --      17,378,804
                                         -------------   -------------
   Cash and cash equivalents acquired              --        (554,739)
                                         -------------   -------------

   Payment for businesses acquired,
    net of cash acquired                 $         --    $ 16,824,065
                                         =============   =============

 The following tables summarize the financial results of our reporting segments:

                           Three months ended March 31, 2009
                ------------------------------------------------------
                                     Marketplaces
                ------------------------------------------------------

                  Brazil       Argentina      Mexico       Venezuela
                ------------  ------------  ------------  ------------

  Net revenues  $  9,878,197  $  4,965,877  $  2,868,922  $  6,365,820
  Direct costs    (6,605,658)   (2,176,755)   (1,795,937)   (4,051,050)
                ------------  ------------  ------------  ------------
  Direct
   contribution    3,272,539     2,789,122     1,072,985     2,314,770

 Operating
  expenses and
  indirect costs
  of net
  revenues

 Income from
  operations

 Other income
  (expenses):
   Interest
    income and
    other
    financial
    gains
   Interest
    expense and
    other
    financial
    results
   Foreign
    currency
    gain

 Net income
  before
  income / asset
  tax expense

                           Three months ended March 31, 2009
                ------------------------------------------------------
                                     Marketplaces
                ------------------------------------------------------
                    Other
                  Countries     Total         Payments    Consolidated
                ------------  ------------  ------------  ------------

  Net revenues  $  1,875,105  $ 25,953,921  $  6,368,580  $ 32,322,501
  Direct costs      (999,405)  (15,628,805)   (4,081,206)  (19,710,011)
                ------------  ------------  ------------  ------------
  Direct
   contribution      875,700    10,325,116     2,287,374    12,612,490

 Operating
  expenses and
  indirect costs
  of net
  revenues                                                  (5,844,946)
                                                          ------------
 Income from
  operations                                                 6,767,544
                                                          ------------

 Other income
  (expenses):
   Interest
    income and
    other
    financial
    gains                                                      929,663
   Interest
    expense and
    other
    financial
    results                                                 (2,510,184)
   Foreign
    currency
    gain                                                     1,875,486
                                                          ------------
 Net income
  before
  income / asset
  tax expense                                             $  7,062,509
                                                          ============

                         Three months ended March 31, 2008
                ------------------------------------------------------
                                     Marketplaces
                ------------------------------------------------------

                  Brazil       Argentina       Mexico      Venezuela
                ------------  ------------  ------------  ------------

  Net revenues  $ 11,875,567  $  3,526,352  $  2,939,845  $  3,757,931
  Direct costs    (7,526,444)   (1,851,805)   (2,023,247)   (2,616,075)
                ------------  ------------  ------------  ------------
  Direct
   contribution    4,349,123     1,674,547       916,598     1,141,856

 Operating
  expenses and
  indirect costs
  of net
  revenues

 Income from
  operations

 Other income
  (expenses):
   Interest
    income and
    other
    financial
    gains
   Interest
    expense and
    other
    financial
    results
   Foreign
    currency
    loss

 Net income
  before
  income / asset
  tax expense

                         Three months ended March 31, 2008
                ------------------------------------------------------
                                     Marketplaces
                ------------------------------------------------------
                   Other
                 Countries       Total        Payments    Consolidated
                ------------  ------------  ------------  ------------

  Net revenues  $  1,380,962  $ 23,480,657  $  5,360,073  $ 28,840,730
  Direct costs      (516,274)  (14,533,845)   (3,683,667)  (18,217,512)
                ------------  ------------  ------------  ------------
  Direct
   contribution      864,688     8,946,812     1,676,406    10,623,218

 Operating
  expenses and
  indirect costs
  of net
  revenues                                                  (4,081,016)
                                                          ------------
 Income from
  operations                                                 6,542,202
                                                          ------------

 Other income
  (expenses):
   Interest
    income and
    other
    financial
    gains                                                      749,354
   Interest
    expense and
    other
    financial
    results                                                 (1,362,800)
   Foreign
    currency
    loss                                                      (988,715)
                                                          ------------
 Net income
  before
  income / asset
  tax expense                                             $  4,940,041
                                                          ============

Non-GAAP Measures of Financial Performance

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) Rules to supplement the company's condensed consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with MercadoLibre's results of operations as the corresponding GAAP measures.

Reconciliation to the most comparable GAAP measure of all non-GAAP financial measures included in this press release can be found in the tables included at the end of this press release.

These non-GAAP measures are provided to enhance investors' overall understanding of the company's current financial performance. Specifically, the company believes the non-GAAP measures provide useful information to both management and investors by excluding certain compensation expenses and unusual foreign currency effects that may not be indicative of its core operating results, thereby enhancing an investor's ability to make period over period comparisons of the company's results. The company believes the inclusion of these non-GAAP measures provides an element of consistency in the company's financial reporting and uses these measures in internal budgets and models and in determining executive compensation benchmarks.

EBITDA is a common financial measure defined by MercadoLibre as income from operations plus depreciation and amortization.

MercadoLibre defines non-GAAP free cash flow as net cash provided by operating activities less property, plant and equipment investments and intangible assets.

MercadoLibre also includes each of income from operations, net income, earnings per basic and diluted share, EBITDA, blended and effective tax rates and certain margin percentages for the quarter ended March 31, 2009 after excluding (or adding back) the following charges required by GAAP:

Compensation Costs Related to Acquisitions: This amount relates to the purchase price of the shares of CMG and its subsidiaries. Under EITF 95-8 "Accounting for Contingent Consideration Paid to the Shareholders of an Acquired Enterprise in a Purchase Business Combination", we have recognized a contingent consideration paid to former shareholders as compensation for services. As of March 31, 2008 the accrued compensation costs amounted to $0.4 million. Total compensation paid in cash amounts to $1.9 million for the year ended December 31, 2008. This compensation was paid out in the second quarter of 2008. The following tables show a reconciliation of this exclusion from the GAAP measures to the non-GAAP measures.

Long term retention compensation costs: In addition to annual salary and bonus, MercadoLibre has adopted a long term retention component of executive compensation that pays cash and grants shares of common stock to employees ratably in succeeding years based on achievement of company and individual performance benchmarks during the measurement year. The U.S. GAAP compensation cost of approved and projected retention plans is recognized in accordance with the graded-vesting attribution method and is accrued up to each payment day. The non-GAAP measures were calculated with the cost of each year being accrued in the full fiscal year immediately preceding the payment date. The following table shows the impact of the difference in the accruing method as if the LTRP were a cash bonus and to highlight this accruing matter.

Reconciliation of certain Non-GAAP financial measures to the most comparable GAAP financial measures

                                          Three months ended March 31,
                                         -----------------------------
                                             2009            2008
                                         -------------   -------------
 Income from operations                  $  6,767,544    $  6,542,203
 Long term retention plan compensation        167,260              --
 Compensation costs related
  to acquisitions                                          373,473.00
                                         -------------   -------------
 Non-GAAP income from operations         $  6,934,803    $  6,915,676
                                         -------------   -------------
 Non-GAAP income from operations margin          21.5%           24.0%
                                         -------------   -------------

 Depreciation and Amortization                956,491         707,450
                                         -------------   -------------

 Non-GAAP EBITDA                         $  7,891,294    $  7,623,125
                                         -------------   -------------
 Non-GAAP EBITDA operating margin                24.4%           26.4%
                                         -------------   -------------

                                          Three months ended March 31,
                                         -----------------------------
                                             2009            2008
                                         -------------   -------------
 Net income                              $  5,391,176    $  2,067,677
 Long term retention plan compensation
  net of tax effect                           115,360              --
 Venezuelan foreign currency
  re-measurement effect                    (1,047,924)             --
 Compensation costs related
  to acquisitions                                  --         373,473
                                         -------------   -------------
 Non-GAAP net income                     $  4,458,611    $  2,441,150
                                         -------------   -------------

 Basic net income per common share:      $       0.12    $       0.05
                                         -------------   -------------
 Non-GAAP basic net income per
  common share:                          $       0.10    $       0.06
                                         -------------   -------------

 Shares used in basic net income per
  share calculation:                       44,069,134      44,227,460
                                         -------------   -------------

 Diluted net income per common share     $       0.12    $       0.05
                                         -------------   -------------
 Non-GAAP diluted net income per
  common share:                          $       0.10    $       0.06
                                         -------------   -------------

 Shares used in diluted net income
  per share calculation:                   44,130,866      44,368,011
                                         -------------   -------------

                                          Three months ended March 31,
                                         -----------------------------
                                             2009            2008
                                         -------------   -------------

 Income and asset tax expense            $  1,671,333    $  2,872,364
 Income taxes related with long term
  retention plan compensation                  51,900              --
 Income taxes related with Venezuelan
  foreign currency effects                   (539,840)             --
                                         -------------   -------------
 Non-GAAP income and asset tax expense   $  1,183,393    $  2,872,364
                                         -------------   -------------

 Income before income taxes              $  7,062,509    $  4,940,041
 Long term retention plan compensation        167,260              --
 Venezuelan foreign currency
  re-measurement effect                    (1,587,764)             --
 Compensation costs related
  to acquisitions                                  --         373,473
                                         -------------   -------------
 Non-GAAP income before income taxes     $  5,642,004    $  5,313,514
                                         -------------   -------------

 Blended tax rate (1)                            23.7%           58.1%
                                         -------------   --------------
 Non-GAAP Blended tax rate (1)                   21.0%           54.1%
                                         -------------   -------------

 Effective tax rate (2) (3)                      18.0%           48.3%
                                         -------------   -------------
 Non-GAAP Effective tax rate (2) (3)             22.5%           44.9%
                                         -------------   -------------

 (1) Blended tax rate defined as income and asset tax expense as a percentage of income before income and asset tax.

 (2) Effective income tax rate defined as the provision for income taxes as a percentage of income before income tax.

 (3) The effective tax rate does not include the effect of the Mexican
     Tax called Impuesto Empresarial a Tasa Unica (IETU).

                                          Three months ended March 31,
                                         -----------------------------
                                             2009            2008
                                         -------------   -------------
 Net cash provided by
  operating activities                   $  4,509,439    $  6,898,671
 Compensation costs related
  to acquisitions                                  --         373,473
                                         -------------   -------------
 Non-GAAP net cash provided by
  operating activities                   $  4,509,439    $  7,272,144
                                         -------------   -------------

 Net cash used in investing activities   $ (5,090,220)   $ (2,992,577)
 Purchase of intangible assets                     --        (373,473)
                                         -------------   -------------
 Non-GAAP net cash used in
  investing activities                   $ (5,090,220)   $ (3,366,050)
                                         -------------   -------------

                                          Three months ended March 31,
                                         -----------------------------
                                             2009            2008
                                         -------------   -------------
 Net cash provided by
  operating activities                   $  4,509,439    $  6,898,671
 Less: Purchase of intangible assets     $   (918,479)   $     (7,344)
 Less: Purchase of property and
  equipment, net                         $ (1,738,040)   $ (1,139,166)
                                         -------------   -------------
 Non-GAAP free cash flow                 $  1,852,920    $  5,752,161
                                         -------------   -------------

                                          Three months ended March 31,
                                         -----------------------------
                                             2009            2008
                                         -------------   -------------

 Net revenue                             $ 32,322,501    $ 28,840,730
                                         -------------   -------------
 GAAP
   Net Income                            $  5,391,176    $  2,067,677
   Earnings per share (basic)            $       0.12    $       0.05
   Earnings per share (diluted)          $       0.12    $       0.05
                                         -------------   -------------
 Non-GAAP
   Net Income                            $  4,458,611    $  2,441,150
   Earnings per share (basic)            $       0.10    $       0.06
   Earnings per share (diluted)          $       0.10    $       0.06

MELI_F

CONTACT:  MercadoLibre, Inc.
          Investor Relations:
          Pedro Arnt
            +54 (11) 5352 8000
            investor@mercadolibre.com
          Media Relations:
          Lorena Diaz Quijano
            +54 (11) 5352 8026
            lorena.diazquijano@mercadolibre.com